UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2015

QS BATTERYMARCH

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Batterymarch International Equity Fund for the six-month reporting period ended March 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

II	QS Batterymarch International Equity Fund

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the six months ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.9 in October 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. After ticking up to 5.8% in November 2014, unemployment generally declined during the remainder of the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

QS Batterymarch International Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors … The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015 in an effort to stimulate growth.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated positive results over the six months ended March 31, 2015. Stocks got off to a solid start as they rallied sharply in October and November 2014, given signs that the economy was gaining momentum and corporate profits often exceeded expectations. After treading water in December, the market declined in January 2015. This setback was triggered by several flights to quality due to concerns over global growth and geopolitical issues. The market then rallied sharply in February given strong investor risk appetite, but

IV	QS Batterymarch International Equity Fund

weakened again in March. All told, for the six months ended March 31, 2015, the S&P 500 Indexvi gained 5.93%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 14.46% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexviii, returned 6.55% and mid-cap stocks, as measured by the Russell Midcap Indexix rose 10.13%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 9.43% and 4.77%, respectively, during the six months ended March 31, 2015.

Q. How did the international stock markets perform during the reporting period?

A. Developed market equities, as measured by the MSCI EAFE Indexxii, declined in October and December 2014, as well as in March 2015. However, positive performance in November 2014 and January and February 2015 helped the MSCI EAFE Index gain 1.13% during the six months ended March 31, 2015. In contrast, emerging market equities produced weak results, as the MSCI Emerging Markets Indexxiii declined 2.37% during the reporting period. Emerging market equities were negatively impacted by concerns about global growth, sharply falling oil prices, overall weak demand and the strengthening U.S. dollar.

Performance review

For the six months ended March 31, 2015, Class C shares of QS Batterymarch International Equity Fund, excluding sales charges, returned 3.22%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 1.13% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned 1.37% over the same time frame.

Performance Snapshot as of March 31, 2015 (unaudited)
(excluding sales charges)	6 months
QS Batterymarch International Equity Fund:
Class A	3.59%
Class C	3.22%
Class FI	3.56%
Class R	3.49%
Class I	3.74%
Class IS	3.79%
MSCI EAFE Index	1.13%
Lipper International Multi-Cap Core Funds Category Average[1]	1.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 398 funds in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch International Equity Fund	V

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.37%, 2.18%, 1.44%, 1.87%, 1.04% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.10% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus

VI	QS Batterymarch International Equity Fund

for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

QS Batterymarch International Equity Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.59%	$1,000.00	$1,035.90	1.35%	$6.85	Class A	5.00%	$1,000.00	$1,018.20	1.35%	$6.79
Class C	3.22	1,000.00	1,032.20	2.10	10.64	Class C	5.00	1,000.00	1,014.46	2.10	10.55
Class FI	3.56	1,000.00	1,035.60	1.35	6.85	Class FI	5.00	1,000.00	1,018.20	1.35	6.79
Class R	3.49	1,000.00	1,034.90	1.60	8.12	Class R	5.00	1,000.00	1,016.95	1.60	8.05
Class I	3.74	1,000.00	1,037.40	0.99	5.03	Class I	5.00	1,000.00	1,020.00	0.99	4.99
Class IS	3.79	1,000.00	1,037.90	0.86	4.37	Class IS	5.00	1,000.00	1,020.64	0.86	4.33

2	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

[1]	For the six months ended March 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Common Stocks — 97.9%
Consumer Discretionary — 13.6%
Auto Components — 3.1%
Bridgestone Corp.	38,200	$1,532,815	(a)
Continental AG	12,011	2,844,930	(a)
Linamar Corp.	20,900	1,288,603
Magna International Inc.	21,300	1,138,702
NHK Spring Co., Ltd.	110,400	1,152,528	(a)
NOK Corp.	64,700	1,950,576	(a)
Valeo SA	14,085	2,105,589	(a)
Total Auto Components		12,013,743
Automobiles — 3.5%
Daimler AG, Registered Shares	28,349	2,730,404	(a)
Fuji Heavy Industries Ltd.	59,900	1,991,572	(a)
Mitsubishi Motors Corp.	93,300	842,931	(a)
Peugeot SA	80,608	1,351,033	*(a)
Tata Motors Ltd., ADR	40,500	1,824,930
Toyota Motor Corp.	64,875	4,527,727	(a)
Total Automobiles		13,268,597
Distributors — 0.4%
Inchcape PLC	129,100	1,517,074	(a)
Hotels, Restaurants & Leisure — 0.6%
Betfair Group PLC	43,487	1,437,275	(a)
Sodexo	9,696	946,099	(a)
Total Hotels, Restaurants & Leisure		2,383,374
Household Durables — 3.5%
Barratt Developments PLC	314,342	2,461,488	(a)
Casio Computer Co., Ltd.	88,200	1,673,286	(a)
Electrolux AB	45,100	1,291,746	(a)
Husqvarna AB, Class B Shares	138,893	1,004,853	(a)
JM AB	31,100	1,035,701	(a)
Matsushita Electric Industrial Co., Ltd.	147,600	1,937,914	(a)
Persimmon PLC	51,248	1,263,613	(a)
Sekisui Chemical Co., Ltd.	119,000	1,545,412	(a)
Sony Corp.	40,900	1,093,448	*(a)
Total Household Durables		13,307,461
Leisure Products — 0.7%
Bandai Namco Holdings Inc.	65,700	1,280,184	(a)
Fuji Photo Film Co., Ltd.	36,700	1,307,147	(a)
Total Leisure Products		2,587,331

See Notes to Financial Statements.

4	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Media — 1.1%
NOS SGPS	123,700	$894,218	(a)
SES	44,000	1,557,386	(a)
Sky PLC	112,912	1,661,534	(a)
Total Media		4,113,138
Multiline Retail — 0.2%
Dollarama Inc.	17,800	995,018
Textiles, Apparel & Luxury Goods — 0.5%
Pandora A/S	19,600	1,786,858	(a)
Total Consumer Discretionary		51,972,594
Consumer Staples — 9.2%
Beverages — 0.8%
Anheuser-Busch InBev NV	16,815	2,056,904	(a)
Heineken NV	14,559	1,111,731	(a)
Total Beverages		3,168,635
Food & Staples Retailing — 2.4%
Alimentation Couche-Tard Inc., Class B Shares	39,300	1,566,042
Booker Group PLC	455,321	983,844	(a)
Koninklijke Ahold NV	103,944	2,050,568	(a)
Metro AG	35,842	1,217,554	(a)
Seven & I Holdings Co., Ltd.	48,000	2,019,863	(a)
William Morrison Supermarkets PLC	510,121	1,458,164	(a)
Total Food & Staples Retailing		9,296,035
Food Products — 3.0%
CALBEE Inc.	46,000	1,999,670	(a)
Nestle SA, Registered Shares	80,852	6,104,280	(a)
NH Foods Ltd.	50,000	1,153,341	(a)
Unilever NV, CVA	52,697	2,204,517	(a)
Total Food Products		11,461,808
Household Products — 0.7%
Reckitt Benckiser Group PLC	28,900	2,476,850	(a)
Personal Products — 0.6%
Kao Corp.	46,800	2,336,604	(a)
Tobacco — 1.7%
British American Tobacco PLC	40,097	2,071,617	(a)
Imperial Tobacco Group PLC	57,723	2,533,961	(a)
Japan Tobacco Inc.	23,600	745,664	(a)
Swedish Match AB	32,700	961,827	(a)
Total Tobacco		6,313,069
Total Consumer Staples		35,053,001

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Energy — 4.4%
Energy Equipment & Services — 0.5%
AMEC PLC	74,425	$997,610	(a)
John Wood Group PLC	88,881	835,944	(a)
Total Energy Equipment & Services		1,833,554
Oil, Gas & Consumable Fuels — 3.9%
BP PLC	411,669	2,659,792	(a)
Cairn Energy PLC	225,500	522,317	*(a)
Encana Corp.	47,377	528,926
Repsol SA	52,104	969,001	(a)
Royal Dutch Shell PLC, Class A Shares	204,218	6,098,550	(a)
Royal Dutch Shell PLC, Class B Shares	28,408	882,524	(a)
Suncor Energy Inc.	27,400	800,658
Total SA	28,659	1,425,823	(a)
Woodside Petroleum Ltd.	34,200	894,693	(a)
Total Oil, Gas & Consumable Fuels		14,782,284
Total Energy		16,615,838
Financials — 25.4%
Banks — 10.4%
Australia & New Zealand Banking Group Ltd.	46,018	1,282,537	(a)
Banco Santander SA	181,194	1,362,766	(a)
Bank Hapoalim Ltd.	139,690	672,603	(a)
Bank of Yokohama Ltd.	232,000	1,356,572	(a)
BNP Paribas SA	48,388	2,942,854	(a)
BOC Hong Kong Holdings Ltd.	543,241	1,932,507	(a)
Commonwealth Bank of Australia	24,762	1,757,085	(a)
Credit Agricole SA	149,614	2,199,641	(a)
DBS Group Holdings Ltd.	104,000	1,538,949	(a)
First Financial Holding Co., Ltd.	1,926,000	1,143,053	(a)
HSBC Holdings PLC	425,968	3,625,063	(a)
Lloyds TSB Group PLC	2,211,974	2,567,388	*(a)
Mitsubishi UFJ Financial Group Inc.	218,300	1,351,614	(a)
Mizuho Financial Group Inc.	802,600	1,411,732	(a)
Natixis SA	188,100	1,404,656	(a)
Resona Holdings Inc.	283,700	1,410,370	(a)
Royal Bank of Canada	14,400	866,808
Shinsei Bank Ltd.	448,000	891,639	(a)
Societe Generale	35,141	1,698,977	(a)
Standard Chartered PLC	84,493	1,368,088	(a)

See Notes to Financial Statements.

6	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Banks — continued
Sumitomo Mitsui Financial Group Inc.	45,300	$1,735,863	(a)
Svenska Handelsbanken AB	30,600	1,381,095	(a)
UniCredit SpA	239,470	1,624,276	(a)
Unione di Banche Italiane SCpA	132,599	1,035,124	(a)
Westpac Banking Corp.	45,104	1,349,411	(a)
Total Banks		39,910,671
Capital Markets — 2.5%
3i Group PLC	196,200	1,403,236	(a)
Deutsche Bank AG, Registered Shares	24,155	840,402	(a)
GAM Holding AG	50,725	1,051,805	*(a)
Macquarie Group Ltd.	26,566	1,543,584	(a)
Nomura Holdings Inc.	244,400	1,437,034	(a)
UBS Group AG	172,617	3,239,612	*(a)
Total Capital Markets		9,515,673
Consumer Finance — 0.3%
ORIX Corp.	90,700	1,275,713	(a)
Diversified Financial Services — 0.5%
ING Group NV, CVA	122,438	1,795,844	*(a)
Insurance — 8.4%
Ageas	29,500	1,059,159	(a)
Allianz AG, Registered Shares	13,307	2,312,248	(a)
AMP Ltd.	280,484	1,371,284	(a)
Assicurazioni Generali SpA	85,313	1,678,897	(a)
Aviva PLC	266,208	2,131,181	(a)
AXA SA	75,733	1,909,734	(a)
Baloise Holding AG	6,110	807,520	(a)
Dai-ichi Life Insurance Co., Ltd.	62,200	903,654	(a)
Delta Lloyd NV	49,532	931,319	(a)
Direct Line Insurance Group PLC	323,495	1,529,414	(a)
Just Retirement Group PLC	283,900	692,422	(a)
Legal & General Group PLC	421,734	1,740,820	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	7,966	1,719,088	(a)
Prudential PLC	57,371	1,420,518	(a)
Sanlam Ltd.	156,618	1,009,206	(a)
SCOR SE	50,201	1,695,595	(a)
Swiss Life Holding	6,166	1,525,221	*(a)
Swiss Re AG	22,163	2,145,242	(a)
T&D Holdings Inc.	97,400	1,341,671	(a)

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Insurance — continued
Tokio Marine Holdings Inc.	30,600	$1,156,528	(a)
Trygvesta A/S	12,100	1,425,686	(a)
Zurich Insurance Group AG	4,373	1,481,157	*(a)
Total Insurance		31,987,564
Real Estate Investment Trusts (REITs) — 1.3%
Ascendas Real Estate Investment Trust	703,000	1,325,717	(a)
Link REIT	215,500	1,321,975	(a)
Segro PLC	239,251	1,479,066	(a)
Stockland	204,667	699,437	(a)
Total Real Estate Investment Trusts (REITs)		4,826,195
Real Estate Management & Development — 2.0%
China Overseas Land & Investment Ltd.	428,000	1,376,144	(a)
CK Hutchison Holdings Ltd.	88,000	1,801,432	(a)
Daito Trust Construction Co., Ltd.	11,800	1,320,018	(a)
Kerry Properties Ltd.	332,000	1,155,298	(a)
Lend Lease Group	106,784	1,348,999	(a)
Shimao Property Holdings Ltd.	307,000	645,946	(a)
Total Real Estate Management & Development		7,647,837
Total Financials		96,959,497
Health Care — 12.2%
Biotechnology — 0.4%
Grifols SA	32,142	1,380,124	(a)
Health Care Providers & Services — 1.0%
Medipal Holdings Corp.	89,000	1,160,570	(a)
Ramsay Health Care Ltd.	35,309	1,803,229	(a)
Rhoen-Klinikum AG	42,300	1,051,991	(a)
Total Health Care Providers & Services		4,015,790
Life Sciences Tools & Services — 1.0%
ICON PLC	27,543	1,942,608	*
Lonza Group AG, Registered Shares	13,643	1,704,262	*(a)
Total Life Sciences Tools & Services		3,646,870
Pharmaceuticals — 9.8%
Astellas Pharma Inc.	128,000	2,097,488	(a)
AstraZeneca PLC	22,668	1,554,121	(a)
Bayer AG, Registered Shares	15,502	2,329,257	(a)
GlaxoSmithKline PLC	116,995	2,679,177	(a)
Merck KGaA	21,000	2,356,830	(a)
Novartis AG, Registered Shares	60,027	5,936,019	(a)

See Notes to Financial Statements.

8	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Novo Nordisk A/S, Class B Shares	74,695	$3,996,673	(a)
Roche Holding AG	17,291	4,767,867	(a)
Sanofi	28,543	2,808,662	(a)
Shionogi & Co., Ltd.	63,500	2,118,820	(a)
Shire PLC	34,810	2,768,103	(a)
Teva Pharmaceutical Industries Ltd., ADR	43,717	2,723,569
Valeant Pharmaceuticals International Inc.	6,908	1,364,692	*
Total Pharmaceuticals		37,501,278
Total Health Care		46,544,062
Industrials — 12.9%
Aerospace & Defense — 0.6%
BAE Systems PLC	275,900	2,139,070	(a)
Air Freight & Logistics — 0.2%
PostNL NV	185,700	790,924	*(a)
Airlines — 0.8%
easyJet PLC	52,920	1,476,772	(a)
Japan Airlines Co., Ltd.	45,200	1,408,842	(a)
Total Airlines		2,885,614
Building Products — 0.3%
Geberit AG	3,204	1,202,768	(a)
Commercial Services & Supplies — 0.4%
Berendsen PLC	54,307	898,511	(a)
Societe BIC SA	5,313	756,707	(a)
Total Commercial Services & Supplies		1,655,218
Construction & Engineering — 1.9%
Boskalis Westminster NV	25,834	1,272,058	(a)
Ferrovial SA	57,200	1,216,291	(a)
Obayashi Corp.	215,000	1,396,728	(a)
Skanska AB	51,141	1,144,298	(a)
Taisei Corp.	187,000	1,057,720	(a)
Vinci SA	20,215	1,156,877	(a)
Total Construction & Engineering		7,243,972
Electrical Equipment — 1.0%
Mitsubishi Electric Corp.	130,000	1,547,243	(a)
Nordex SE	62,700	1,277,074	*(a)
Vestas Wind Systems A/S	25,200	1,043,361	(a)
Total Electrical Equipment		3,867,678

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Industrial Conglomerates — 2.0%
Alfa SA de CV, Series A Shares	399,700	$808,388	*
DCC PLC	35,053	2,091,337	(a)
Hutchison Whampoa Ltd.	174,000	2,404,675	(a)
Siemens AG, Registered Shares	22,235	2,407,263	(a)
Total Industrial Conglomerates		7,711,663
Machinery — 2.4%
FANUC Ltd.	9,300	2,032,298	(a)
Georg Fischer AG	1,425	973,647	(a)
Kawasaki Heavy Industries Ltd.	379,000	1,914,948	(a)
Minebea Co., Ltd.	94,000	1,485,204	(a)
Sumitomo Heavy Industries Ltd.	278,000	1,822,744	(a)
Yangzijiang Shipbuilding Holdings Ltd.	1,058,000	973,580	(a)
Total Machinery		9,202,421
Marine — 0.3%
AP Moller - Maersk A/S	640	1,338,318	(a)
Road & Rail — 1.5%
Central Japan Railway Co.	14,500	2,625,596	(a)
DSV A/S	40,300	1,253,967	(a)
West Japan Railway Co.	32,000	1,680,266	(a)
Total Road & Rail		5,559,829
Trading Companies & Distributors — 1.2%
Ashtead Group PLC	91,593	1,471,055	(a)
Itochu Corp.	147,200	1,596,017	(a)
Marubeni Corp.	237,000	1,371,224	(a)
Total Trading Companies & Distributors		4,438,296
Transportation Infrastructure — 0.3%
Flughafen Zuerich AG	1,355	1,067,442	(a)
Total Industrials		49,103,213
Information Technology — 6.6%
Communications Equipment — 0.4%
Nokia OYJ	144,407	1,103,119	(a)
Telefonaktiebolaget LM Ericsson, Class B Shares	30,490	382,645	(a)
Total Communications Equipment		1,485,764
Electronic Equipment, Instruments & Components — 1.8%
Alps Electric Co., Ltd.	66,000	1,594,804	(a)
AU Optronics Corp.	2,601,000	1,311,404	(a)
Hoya Corp.	43,200	1,732,925	(a)
Murata Manufacturing Co., Ltd.	15,500	2,135,433	(a)
Total Electronic Equipment, Instruments & Components		6,774,566

See Notes to Financial Statements.

10	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Internet Software & Services — 0.3%
United Internet AG	27,241	$1,242,032	(a)
IT Services — 0.4%
Wipro Ltd.	156,509	1,576,523	(a)
Semiconductors & Semiconductor Equipment — 2.1%
Novatek Microelectronics Corp.	184,000	949,598	(a)
NXP Semiconductors NV	26,817	2,691,354	*
Rohm Co., Ltd.	23,400	1,603,041	(a)
Siliconware Precision Industries Co.	844,000	1,390,478	(a)
Tokyo Electron Ltd.	20,900	1,457,272	(a)
Total Semiconductors & Semiconductor Equipment		8,091,743
Software — 0.9%
Constellation Software Inc.	4,005	1,384,256
SAP SE	11,826	858,753	(a)
Temenos Group AG	40,900	1,407,319	*(a)
Total Software		3,650,328
Technology Hardware, Storage & Peripherals — 0.7%
Fujitsu Ltd.	187,000	1,276,354	(a)
NEC Corp.	429,000	1,261,463	(a)
Total Technology Hardware, Storage & Peripherals		2,537,817
Total Information Technology		25,358,773
Materials — 8.3%
Chemicals — 4.0%
Asahi Kasei Corp.	187,000	1,789,256	(a)
BASF SE	10,925	1,087,106	(a)
EMS-Chemie Holding AG	2,737	1,113,347	(a)
Givaudan SA, Registered Shares	1,169	2,110,749	*(a)
Johnson Matthey PLC	21,685	1,087,964	(a)
Mitsubishi Chemical Holdings Corp.	243,800	1,418,728	(a)
Nissan Chemical Industries Ltd.	76,700	1,588,996	(a)
Novozymes A/S	29,211	1,335,988	(a)
Sika AG	230	822,841	*(a)
Symrise AG	27,851	1,761,604	(a)
Tosoh Corp.	240,000	1,211,004	(a)
Total Chemicals		15,327,583
Construction Materials — 0.8%
CRH PLC	69,976	1,821,949	(a)
CSR Ltd.	377,200	1,154,338	(a)
Total Construction Materials		2,976,287

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Equity Fund

Security	Shares	Value
Containers & Packaging — 0.8%
Amcor Ltd.	84,768	$904,448	(a)
Orora Ltd.	605,266	1,043,451	(a)
Rexam PLC	154,423	1,324,925	(a)
Total Containers & Packaging		3,272,824
Metals & Mining — 2.7%
Anglo American PLC	62,438	929,203	(a)
BHP Billiton Ltd.	90,281	2,102,592	(a)
BHP Billiton PLC	55,567	1,206,456	(a)
Kobe Steel Ltd.	525,000	970,421	(a)
Norsk Hydro ASA	201,000	1,055,664	(a)
Rio Tinto PLC	76,760	3,135,802	(a)
Sims Metal Management Ltd.	93,938	883,219	(a)
Total Metals & Mining		10,283,357
Total Materials		31,860,051
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 1.2%
Bezeq Israeli Telecommunication Corp., Ltd.	593,668	1,106,150	(a)
BT Group PLC	349,726	2,265,819	(a)
Koninklijke KPN NV	379,424	1,283,970	(a)
Total Diversified Telecommunication Services		4,655,939
Wireless Telecommunication Services — 1.0%
Freenet AG	28,030	846,154	(a)
KDDI Corp.	52,800	1,196,243	(a)
Softbank Corp.	10,400	604,547	(a)
Vodafone Group PLC	367,301	1,200,355	(a)
Total Wireless Telecommunication Services		3,847,299
Total Telecommunication Services		8,503,238
Utilities — 3.1%
Electric Utilities — 1.5%
Cheung Kong Infrastructure Holdings Ltd.	135,497	1,166,304	(a)
Fortum OYJ	40,299	844,729	(a)
Iberdrola SA	152,240	981,108	(a)
Power Assets Holdings Ltd.	135,500	1,377,767	(a)
Red Electrica Corporacion SA	17,784	1,442,935	(a)
Total Electric Utilities		5,812,843
Gas Utilities — 0.7%
Snam Rete Gas SpA	181,890	881,030	(a)
Tokyo Gas Co., Ltd.	244,000	1,536,697	(a)
Total Gas Utilities		2,417,727

See Notes to Financial Statements.

12	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

QS Batterymarch International Equity Fund

Security		Shares	Value
Multi-Utilities — 0.9%
Centrica PLC		386,345	$1,449,136	(a)
National Grid PLC		49,188	628,869	(a)
Veolia Environnement		71,352	1,350,706	(a)
Total Multi-Utilities			3,428,711
Total Utilities			11,659,281
Total Common Stocks (Cost — $317,808,070)			373,629,548
Preferred Stocks — 0.5%
Consumer Staples — 0.5%
Household Products — 0.5%
Henkel AG & Co. KGaA (Cost — $1,658,923)		14,898	1,754,672	(a)
Total Investments before Short-Term Investments (Cost — $319,466,993)			375,384,220

	Rate
Short-Term Investments — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $3,471,026)	0.097%	3,471,026	3,471,026
Total Investments — 99.3% (Cost — $322,938,019#)			378,855,246
Other Assets in Excess of Liabilities — 0.7%			2,756,842
Total Net Assets — 100.0%			$381,612,088

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Equity Fund

Summary of Investments by Country**
Japan	24.1%
United Kingdom	17.2
Switzerland	9.9
Germany	7.6
France	6.3
Australia	5.1
Netherlands	5.0
Denmark	3.2
Hong Kong	3.1
Ireland	2.3
Canada	2.3
Spain	1.9
Sweden	1.9
Italy	1.4
Taiwan	1.3
Israel	1.2
India	0.9
Belgium	0.8
Singapore	0.7
China	0.6
Finland	0.5
Luxembourg	0.4
United States	0.4
Norway	0.3
South Africa	0.3
Portugal	0.2
Mexico	0.2
Short-Term Investments	0.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2015 and are subject to change.

See Notes to Financial Statements.

14	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2015

Assets:
Investments, at value (Cost — $322,938,019)	$378,855,246
Foreign currency, at value (Cost — $1,001,754)	992,847
Dividends and interest receivable	2,264,850
Receivable for Fund shares sold	109,957
Receivable for securities sold	72,220
Prepaid expenses	48,306
Total Assets	382,343,426

Liabilities:
Investment management fee payable	246,223
Payable for Fund shares repurchased	173,520
Service and/or distribution fees payable	50,876
Trustees’ fees payable	4,329
Accrued expenses	256,390
Total Liabilities	731,338
Total Net Assets	$381,612,088

Net Assets:
Par value (Note 7)	$252
Paid-in capital in excess of par value	630,398,390
Undistributed net investment income	851,806
Accumulated net realized loss on investments and foreign currency transactions	(305,475,598)
Net unrealized appreciation on investments and foreign currencies	55,837,238
Total Net Assets	$381,612,088

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	15

Statement of assets and liabilities (unaudited) (cont’d)

March 31, 2015

Shares Outstanding:
Class A	385,190
Class C	3,778,218
Class FI	606,195
Class R	26,061
Class I	1,276,632
Class IS	19,144,896

Net Asset Value:
Class A (and redemption price)	$14.74
Class C*	$14.71
Class FI (and redemption price)	$15.25
Class R (and redemption price)	$15.28
Class I (and redemption price)	$15.24
Class IS (and redemption price)	$15.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.64

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income:
Dividends	$5,184,788
Interest	2,142
Less: Foreign taxes withheld	(331,883)
Total Investment Income	4,855,047

Expenses:
Investment management fee (Note 2)	1,445,316
Service and/or distribution fees (Notes 2 and 5)	300,377
Transfer agent fees (Note 5)	107,974
Custody fees	60,252
Registration fees	47,654
Legal fees	22,070
Fund accounting fees	21,827
Audit and tax fees	19,086
Trustees’ fees	17,211
Shareholder reports	15,910
Insurance	3,502
Fees recaptured by investment manager (Note 2)	2,312
Miscellaneous expenses	7,953
Total Expenses	2,071,444
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,094)
Net Expenses	2,061,350
Net Investment Income	2,793,697

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	6,918,314	†
Foreign currency transactions	(142,650)
Net Realized Gain	6,775,664
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,391,124	‡
Foreign currencies	(27,576)
Change in Net Unrealized Appreciation (Depreciation)	3,363,548
Net Gain on Investments and Foreign Currency Transactions	10,139,212
Increase in Net Assets from Operations	$12,932,909

†	Net of foreign capital gains tax of $36,902.

‡	Net of change in accrued foreign capital gains tax of $96,560.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended March 31, 2015 (unaudited), the Period Ended September 30, 2014 and the Year Ended December 31, 2013	2015	2014†	2013

Operations:
Net investment income	$2,793,697	$7,270,834	$5,242,157
Net realized gain	6,775,664	10,966,065	10,891,306
Change in net unrealized appreciation (depreciation)	3,363,548	(18,216,726)	42,266,477
Increase in Net Assets from Operations	12,932,909	20,173	58,399,940

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,000,036)	(500,011)	(3,400,023)
Decrease in Net Assets from Distributions to Shareholders	(8,000,036)	(500,011)	(3,400,023)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,044,422	77,860,325	88,805,142
Reinvestment of distributions	7,743,963	484,331	3,246,554
Cost of shares repurchased	(56,049,477)	(34,653,798)	(60,355,383)
Increase (Decrease) in Net Assets from Fund Share Transactions	(20,261,092)	43,690,858	31,696,313
Increase (Decrease) in Net Assets	(15,328,219)	43,211,020	86,696,230

Net Assets:
Beginning of period	396,940,307	353,729,287	267,033,057
End of period*	$381,612,088	$396,940,307	$353,729,287
*Includes undistributed (overdistributed) net investment income, respectively, of:	$851,806	$6,058,145	$(998,063)

†	For the period January 1, 2014 through September 30, 2014.

See Notes to Financial Statements.

18	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015[2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[5,6]

Net asset value, beginning of period	$14.50	$14.49	$12.09	$10.92	$12.80	$11.98	$9.20

Income (loss) from operations:
Net investment income	0.09	0.27	0.22	0.23	0.25	0.17	0.23
Net realized and unrealized gain (loss)	0.42	(0.26)	2.30	1.21	(1.86)	0.90	2.80
Total income (loss) from operations	0.51	0.01	2.52	1.44	(1.61)	1.07	3.03

Less distributions from:
Net investment income	(0.27)	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)
Total distributions	(0.27)	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)

Net asset value, end of period	$14.74	$14.50	$14.49	$12.09	$10.92	$12.80	$11.98
Total return[7]	3.59%	0.07%	20.89%	13.23%	(12.54)%	8.95%	32.94%

Net assets, end of period (000s)	$5,676	$5,819	$6,078	$5,142	$5,753	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.35%[8,9]	1.38%[8,9]	1.37%[9]	1.42%	1.34%[9]	1.32%	1.19%[8]
Net expenses[10,11]	1.35 [8,9,12]	1.35 [8,9,12]	1.35 [9,12]	1.35 [12]	1.34 [9]	1.28 [12]	1.19 [8,12]
Net investment income	1.21 [8]	2.45 [8]	1.66	1.98	2.00	1.44	2.40 [8]

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]	For the period February 3, 2009 (inception date) to December 31, 2009.

[7]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1,2]	2015[3]	2014[4]	2013[5]	2012[5,6]	2011[5,6]	2010[5,6]	2009[5,6]

Net asset value, beginning of period	$14.43	$14.50	$12.12	$10.93	$12.82	$12.00	$10.16

Income (loss) from operations:
Net investment income	0.03	0.19	0.13	0.15	0.17	0.08	0.16
Net realized and unrealized gain (loss)	0.43	(0.26)	2.28	1.22	(1.87)	0.90	1.84
Total income (loss) from operations	0.46	(0.07)	2.41	1.37	(1.70)	0.98	2.00

Less distributions from:
Net investment income	(0.18)	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)
Total distributions	(0.18)	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$14.71	$14.43	$14.50	$12.12	$10.93	$12.82	$12.00
Total return[7]	3.22%	(0.48)%	19.94%	12.52%	(13.22)%	8.13%	19.65%

Net assets, end of period (000s)	$55,569	$60,174	$68,862	$72,504	$84,442	$136,014	$163,709

Ratios to average net assets:
Gross expenses	2.13%[8,9]	2.17%[8]	2.07%	2.08%	2.05%[9]	2.03%	1.96%
Net expenses[10,11]	2.10 [8,9,12]	2.10 [8,12]	2.07	2.08	2.05 [9]	2.03 [12]	1.95 [12]
Net investment income	0.42 [8]	1.73 [8]	0.96	1.28	1.35	0.66	1.54

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended March 31, 2015 (unaudited).

[4]	For the period January 1, 2014 through September 30, 2014.

[5]	For the year ended December 31.

[6]	Represents a share of capital stock outstanding prior to April 30, 2012.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1,2]	2015[3]	2014[4]	2013[5]	2012[5,6]	2011[5,6]	2010[5,6]	2009[5,6]

Net asset value, beginning of period	$15.00	$14.99	$12.50	$11.28	$13.21	$12.36	$10.47

Income (loss) from operations:
Net investment income	0.09	0.28	0.24	0.24	0.27	0.19	0.25
Net realized and unrealized gain (loss)	0.43	(0.27)	2.36	1.25	(1.92)	0.91	1.88
Total income (loss) from operations	0.52	0.01	2.60	1.49	(1.65)	1.10	2.13

Less distributions from:
Net investment income	(0.27)	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)
Total distributions	(0.27)	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)

Net asset value, end of period	$15.25	$15.00	$14.99	$12.50	$11.28	$13.21	$12.36
Total return[7]	3.56%	0.07%	20.86%	13.26%	(12.49)%	8.92%	20.35%

Net assets, end of period (000s)	$9,247	$9,225	$9,551	$9,420	$9,514	$12,787	$25,798

Ratios to average net assets:
Gross expenses	1.38%[8,9]	1.43%[8]	1.41%[9]	1.47%[9]	1.34%	1.27%	1.28%
Net expenses[10,11]	1.35 [8,9,12]	1.35 [8,12]	1.35 [9,12]	1.35 [9,12]	1.31 [12]	1.27	1.28
Net investment income	1.22 [8]	2.48 [8]	1.75	1.99	2.08	1.54	2.38

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended March 31, 2015 (unaudited).

[4]	For the period January 1, 2014 through September 30, 2014.

[5]	For the year ended December 31.

[6]	Represents a share of capital stock outstanding prior to April 30, 2012.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2015[2]	2014[3]	2013[4]	2012[4,5]	2011[4,5]	2010[4,5]	2009[4,5]

Net asset value, beginning of period	$14.96	$14.98	$12.50	$11.28	$13.22	$12.37	$10.47

Income (loss) from operations:
Net investment income	0.10	0.30	0.20	0.21	0.27	0.14	0.22
Net realized and unrealized gain (loss)	0.41	(0.32)	2.36	1.26	(1.97)	0.92	1.88
Total income (loss) from operations	0.51	(0.02)	2.56	1.47	(1.70)	1.06	2.10

Less distributions from:
Net investment income	(0.19)	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)
Total distributions	(0.19)	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)

Net asset value, end of period	$15.28	$14.96	$14.98	$12.50	$11.28	$13.22	$12.37
Total return[6]	3.49%	(0.13)%	20.55%	13.06%	(12.81)%	8.56%	20.06%

Net assets, end of period (000s)	$398	$285	$547	$311	$267	$1,164	$1,898

Ratios to average net assets:
Gross expenses	1.64%[7,8]	1.86%[7,8]	1.82%	1.72%[8]	1.94%[8]	1.74%	1.89%
Net expenses[9,10,11]	1.60 [7,8]	1.60 [7,8]	1.60	1.58 [8]	1.58 [8]	1.60	1.60
Net investment income	1.37 [7]	2.62 [7]	1.49	1.73	2.02	1.13	2.08

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period January 1, 2014 through September 30, 2014.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 30, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1,2]	2015[3]	2014[4]	2013[5]	2012[5,6]	2011[5,6]	2010[5,6]	2009[5,6]

Net asset value, beginning of period	$15.00	$14.97	$12.48	$11.26	$13.19	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.12	0.32	0.28	0.30	0.30	0.21	0.28
Net realized and unrealized gain (loss)	0.43	(0.27)	2.38	1.23	(1.92)	0.95	1.90
Total income (loss) from operations	0.55	0.05	2.66	1.53	(1.62)	1.16	2.18

Less distributions from:
Net investment income	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)
Total distributions	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)

Net asset value, end of period	$15.24	$15.00	$14.97	$12.48	$11.26	$13.19	$12.33
Total return[7]	3.74%	0.32%	21.25%	13.70%	(12.22)%	9.36%	20.87%

Net assets, end of period (000s)	$19,458	$19,812	$21,575	$20,448	$48,464	$83,879	$89,298

Ratios to average net assets:
Gross expenses	0.99%[8]	1.03%[8]	0.98%	1.00%	0.98%	0.96%	0.91%
Net expenses[9,10]	0.99 [8]	1.03 [8]	0.98	1.00	0.98	0.96 [11]	0.90 [11]
Net investment income	1.59 [8]	2.84 [8]	2.07	2.55	2.30	1.74	2.58

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended March 31, 2015 (unaudited).

[4]	For the period January 1, 2014 through September 30, 2014.

[5]	For the year ended December 31.

[6]	Represents a share of capital stock outstanding prior to April 30, 2012.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1,2]	2015[3]	2014[4]	2013[5]	2012[5,6]	2011[5,6]	2010[5,6]	2009[5,6]

Net asset value, beginning of period	$14.98	$14.94	$12.46	$11.25	$13.18	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.12	0.33	0.27	0.28	0.32	0.23	0.28
Net realized and unrealized gain (loss)	0.43	(0.26)	2.39	1.26	(1.93)	0.93	1.91
Total income (loss) from operations	0.55	0.07	2.66	1.54	(1.61)	1.16	2.19

Less distributions from:
Net investment income	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)
Total distributions	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$15.21	$14.98	$14.94	$12.46	$11.25	$13.18	$12.33
Total return[7]	3.79%	0.44%	21.41%	13.68%	12.14%	9.37%	20.92%

Net assets, end of period (000s)	$291,264	$301,625	$247,116	$159,208	$141,815	$158,699	$284,206

Ratios to average net assets:
Gross expenses	0.86%[8]	0.91%[8,9]	0.89%[9]	0.93%	0.89%	0.88%	0.86%
Net expenses[10,11]	0.86 [8]	0.91 [8,9]	0.88 [9,12]	0.93 [12]	0.89	0.88	0.86
Net investment income	1.65 [8]	2.89 [8]	1.99	2.35	2.47	1.92	2.57

Portfolio turnover rate	15%	44%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended March 31, 2015 (unaudited).

[4]	For the period January 1, 2014 through September 30, 2014.

[5]	For the year ended December 31.

[6]	Represents a share of capital stock outstanding prior to April 30, 2012.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the total annual fund operating expenses for Class IS shares did not exceed the total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

QS Batterymarch International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$5,247,253	$46,725,341	—	$51,972,594
Consumer staples	1,566,042	33,486,959	—	35,053,001
Energy	1,329,584	15,286,254	—	16,615,838
Financials	866,808	96,092,689	—	96,959,497
Health care	6,030,869	40,513,193	—	46,544,062
Industrials	808,388	48,294,825	—	49,103,213
Information technology	4,075,610	21,283,163	—	25,358,773
Other common stocks	—	52,022,570	—	52,022,570
Preferred stocks	—	1,754,672	—	1,754,672
Total long-term investments	$19,924,554	$355,459,666	—	$375,384,220
Short-term investments†	3,471,026	—	—	3,471,026
Total investments	$23,395,580	$355,459,666	—	$378,855,246

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended March 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the six months. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, securities valued at $355,459,666 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

28	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

30	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the six months ended March 31, 2015, fees waived and/or expenses reimbursed amounted to $10,094.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R
Expires September 30, 2015	$1,400	—	$10,406	$387
Expires September 30, 2016	1,265	—	5,806	1,065
Expires September 30, 2017	1,849	$33,208	5,408	895
Expires September 30, 2018	115	8,662	1,251	66
Total fee waivers/expense reimbursements subject to recapture	$4,629	$41,870	$22,871	$2,413

For the six months ended March 31, 2015, LMPFA recaptured $1,250, $3, $1,038 and $21 for Class A, Class C, Class FI and Class R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2015, LMIS and its affiliates retained sales charges of $340 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1	$38

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

During the reporting period, all officers and two Trustees of the Trust were employees of Legg Mason or its affiliates and did not receive compensation from the Trust.

As of March 31, 2015, Legg Mason and its affiliates owned 76% of the Fund.

3. Investments

During the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$56,820,632
Sales	82,882,425

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$67,490,322
Gross unrealized depreciation	(11,573,095)
Net unrealized appreciation	$55,917,227

4. Derivative instruments and hedging activities

During the six months ended March 31, 2015, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays distribution and/or service fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and

32	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,952	$5,479
Class C	281,369	75,841
Class FI	11,305	10,981
Class R	751	400
Class I	—	12,217
Class IS	—	3,056
Total	$300,377	$107,974

For the six months ended March 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$115
Class C	8,662
Class FI	1,251
Class R	66
Class I	—
Class IS	—
Total	$10,094

6. Distributions to shareholders by class

	Six Months Ended March 31, 2015	Period Ended September 30, 2014*	Year Ended December 31, 2013
Net Investment Income:
Class A	$97,336	—	$50,222
Class C	703,015	—	174,171
Class FI	165,629	—	72,285
Class R	3,561	—	3,129
Class I	382,540	$27,407	242,810
Class IS	6,647,955	472,604	2,857,406
Total	$8,000,036	$500,011	$3,400,023

*	For the period January 1, 2014 through September 30, 2014.

7. Shares of beneficial interest

At March 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2015		Period Ended September 30, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	57,704	$800,264	14,411	$210,574	55,023	$742,756
Shares issued on reinvestment	6,816	95,404	—	—	3,525	49,114
Shares repurchased	(80,738)	(1,155,105)	(32,571)	(472,522)	(64,222)	(847,985)
Net decrease	(16,218)	$(259,437)	(18,160)	$(261,948)	(5,674)	$(56,115)

Class C
Shares sold	44,376	$631,120	92,734	$1,349,716	181,413	$2,428,303
Shares issued on reinvestment	49,463	692,981	—	—	13,149	171,209
Shares repurchased	(486,045)	(6,881,573)	(670,848)	(9,798,865)	(1,429,460)	(18,764,337)
Net decrease	(392,206)	$(5,557,472)	(578,114)	$(8,449,149)	(1,234,898)	$(16,164,825)

Class FI
Shares sold	28,825	$425,544	32,892	$492,397	81,174	$1,079,058
Shares issued on reinvestment	10,972	159,280	—	—	4,809	69,143
Shares repurchased	(48,704)	(718,040)	(55,016)	(836,458)	(202,385)	(2,709,245)
Net decrease	(8,907)	$(133,216)	(22,124)	$(344,061)	(116,402)	$(1,561,044)

Class R
Shares sold	8,351	$125,753	3,270	$49,058	16,699	$221,212
Shares issued on reinvestment	245	3,561	—	—	220	3,129
Shares repurchased	(1,626)	(24,030)	(20,662)	(318,092)	(5,275)	(69,138)
Net increase (decrease)	6,970	$105,284	(17,392)	$(269,034)	11,644	$155,203

Class I
Shares sold	176,091	$2,596,741	244,576	$3,669,310	401,894	$5,506,193
Shares issued on reinvestment	10,005	144,782	752	11,727	6,655	96,553
Shares repurchased	(230,596)	(3,401,985)	(365,405)	(5,574,959)	(605,182)	(8,209,912)
Net decrease	(44,500)	$(660,462)	(120,077)	$(1,893,922)	(196,633)	$(2,607,166)

Class IS
Shares sold	1,612,378	$23,465,000	4,737,202	$72,089,270	5,674,226	$78,827,620
Shares issued on reinvestment	460,385	6,647,955	30,353	472,604	196,557	2,857,406
Shares repurchased	(3,068,791)	(43,868,744)	(1,162,856)	(17,652,902)	(2,109,011)	(29,754,766)
Net increase (decrease)	(996,028)	$(13,755,789)	3,604,699	$54,908,972	3,761,772	$51,930,260

*	For the period January 1, 2014 through September 30, 2014.

34	QS Batterymarch International Equity Fund 2015 Semi-Annual Report

8. Capital loss carryforward

As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(119,806,986)
9/30/2018	(187,642,091)
9/30/2019	(3,118,831)
$(310,567,908)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

QS Batterymarch International Equity Fund 2015 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At its November 2014 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) between the Manager and QS Batterymarch Financial Management, Inc. (the “Adviser”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under the Subadvisory Agreement. (The Management, Advisory and Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 9, 2014, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2014 meeting, reviewed and evaluated supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 6, 2014.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and Western Asset, under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the Adviser, Western Asset and the Fund’s other service providers and the services rendered by the Adviser and Western Asset. The Board also took into consideration the acquisition by Legg Mason, Inc. of QS Investors, LLC in May 2014 and the integration of the Batterymarch and QS staffs that followed, and the added

36	QS Batterymarch International Equity Fund

resources this brought to management of the Fund. The Board’s evaluation of the services provided by the Manager, the Adviser and Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peers and benchmark, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted the Fund’s underperformance for the three-, five- and ten-year periods ended June 30, 2014, placing the Fund’s Class C Shares in the fifth quintile. The Board further noted that the Fund’s performance improved during the one-year period, performing slightly below the median (third quintile) of the Performance Universe for the one-year period ended June 30, 2014. The Board considered the analysis provided by the Adviser of the reasons for the underperformance during specific periods and the actions taken by the Adviser in response to improve performance, including a 2013 change in a member of the portfolio management team. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager, the Adviser and

QS Batterymarch International Equity Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Western Asset, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser and Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager, the Adviser and Western Asset charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, the Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that the Contractual Management Fee and Actual Management Fee were lower than median (first quintile and second quintile, respectively), and that actual total expenses for the Class IS Shares were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2014 and 2013, which corresponds to Legg Mason’s fiscal year end. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Given the asset size of the Fund and the complex as well as the Contractual Management Fee, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

38	QS Batterymarch International Equity Fund

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interests of the Fund.

QS Batterymarch International Equity Fund	39

QS Batterymarch

International Equity Fund

Trustees

Kenneth D. Fuller President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012837 5/15 SR15-2481

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015